Exhibit 10.35

AWARD/CONTRACT

1.  This Contract is Rated Order Under DPAS (15 CFR 350)

DOA4

2.  Contract No.

W56HZV-08-C-0311

3.  Effective Date

3/10/2008

4.  Requisition/Purchase Request/Project No.

SEE SCHEDULE

5.  Issued By   Code W56HZV

U.S. ARMY TACOM LCMC

AMSTA-AQ-ASRC

MATTHEW R. JEWEL (586)573-2737

WARREN, MICHIGAN 48397-5000

HTTP://CONTRACTING.TACOM.ARMY.MIL

WEAPON SYSTEM:  WPN SYS:  IM

Email:  MARIA.R.JEWEL@US.ARMY.MIL

6.  Administered by (If Other Than Item 5)  Code S3309A

DCMA LONG ISLAND

605 STEWART AVENUE

GARDEN CITY, NY   11530-4761

SCD B   PAS NONE   ADP PT HQ0337

7.  Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

AMERICAN DEFENSE SYSTEMS, INC.

230 DUFFY AVE. UNIT C

HICKSVILLE, NY 11801-3641

8.  Delivery:

OTHER (SEE BELOW)

9.  Discount For Prompt Payment

10.      Submit Invoices (4 Copies Unless Otherwise Specified) To the Address Shown In:

ITEM 12

11.      Ship To/Mark For

SEE SCHEDULE

12.      Payment Will Be Made By   Code HQ0337

DFAS - COLUMBUS CENTER

DFAS - CO/NORTH ENTITLEMENT OPERATION

P.O. BOX 182266

COLUMBUS  OH  43218-2266

13.      Authority For Using Other Than Full and Open Competition:

14.      Accounting and Appropriation Data

ACRN:  AA 21   72035000071C1C09P51108931E1   S20113   W56HZV

15A.   Item No.

SEE SCHEDULE

15B.    Supplies/Services

CONTRACT TYPE:  FIRM-FIXED-PRICE

CONTRACT EXPIRATION DATE:  2008JUL15

15C.    Quality

KIND OF CONTRACT:  SYSTEM ACQUISITION CONTRACTS

15D.   Unit

15E.    Unit Price

15F.    Amount

15G.  $2,218,395.13

16.      Table of Contents

SOLICITATION/CONTRACT FORM (PAGE 1)

SUPPLIES OR SERVICES AND PRICES/COSTS (PAGE 3)

DESCRIPTION/SPECS./WORK STATEMENT (PAGE 14)

INSPECTION AND ACCEPTANCE (PAGE 17)

DELIVERS OR PERFORMANCE (PAGE 26)

CONTRACT ADMINISTRATION DATE (PAGE 31)

SPECIAL CONTRACT REQUIREMENTS (PAGE 33)

CONTRACT CLAUSES (PAGE 35)

LIST OF ATTACHMENTS (PAGE 45)

17.      Contractor’s Negotiated Agreement (Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (h) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.      ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W5SHZVO8R0282,including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.   Name And Title Of Signer (Type Or Print)

19B.    Name Of Contractor

19C.    Date signed

20A.   Name Of Contracting Officer

GREGORY M. DIXON

GREGORY.M.DIXON@US.ARMY.MIL   (586) 574-6873

20B.    United States of America

20C.    Dated Signed

CONTINUATION SHEET

SECTION A -  SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date

A-1	52.204-4850	ACCEPTANCE APPENDIX	MAR/2006
(TACOM)

(a)   Contract Number W56H2V-08-C-0311 is awarded to American Defense Systems, Inc. The Government accepts your proposal dated 19 February 2008 and revised on 20 February, 2008 in response to Solicitation Number: W56HZV-08-R-0282, signed by John F. Rutledge III, Sr. VP Military Marketing and Research and Gary Evans, Program Manager of your company.

(b)   The contractor, in its proposal, provided data for various solicitation clauses, and that data has been added in this contract.

(c)   Any attachments not included within this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO] via e-mail, as required. Technical data packages that are only available on CD-ROM will be mailed by TACOM-Warren to the ACO. Within one week of this award, any office not able to obtain attachments from TACOM’a website (https://contracting.tacom.army.mil/) and still requiring a copy, can send an email request to the buyer listed on the front page of this contract.

(d)  The following Amendment(s) to the solicitation are incorporated into this contract: 0001 dated 08 February 2008.

(End of Clause)

	Regulatory Cite	Title	Date

A-2	52.201-4000	TACOM-WARREN OMSUDSPERSON	JAN/2006
(TACOM)

Information regarding the TACOM-Warren Ombudsperson is located at the website http://contracting.tacom.army.mil/acqinfo/ombudspersco.htm

[End of Clause]

	Regulatory Cite	Title	Date

A-3	52.217-4911	NOTICE OF URGENT REQUIREMENT	NOV/2001
(TACOM)

TACOM considers this requirement to he urgent. Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government. The Contractor is requested to immediately contact the buyer or contracting officer identified on the cover page of this document to notify them of any pending or potential problems and/or suggestions for contract streamlining that would enable faster deliveries.

[End of Provision]

Amendment 0001 to Request for Proposal W56HZV-08-R-0282 is issued to:

1.     Extend the proposal due date by one (1) week from 12 February 2008 close of business to 19 February 2008 1:00 pm local time.

2.     All other terms and conditions remain unchanged.

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001	SECURITY CLASS: Unclassified
0001AA	1ST ARTICLE TEST REPORT	1	EA	$19,081.47000	$19,081.47
	NOUN: HYEX FAT REPORT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0045 $ 19,082.47
0001AB	1ST ARTICLE TEST REPORT	1	EA	$19,081,47000	$19,081.47
	NOUN: H100C FAT REPORT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0060 $ 19,081.47
0001AC	1ST ARTICLE TEST REPORT	1	EA	$19,081.47000	$19,081.47
	NOUN: ATLAS FAT REPORT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0075 $ 19,081.47
0002	SECURITY CLASS: Unclassified
0002AA	HYEX - CREW PROTECTION KIT	18	EA		$936,305.46
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: CREW PROTECTION KIT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	FOB Origin
	Part Number DTA184000
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 18 DAYS AFTER AWARD - 0090 $936,305.46
	The unit price for the HYEX CPK is $52,016.97
	(End of narrative F001)

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AB	HYEX -PLL	18	LO		$66,127.50
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PRESCRIBED LOAD LIST PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Prescribed Load List (PLL) packages to be overpacked with Crew Protection Kit (CPX)
	(End of narrative B002)
	FOB Origin
	(End of narrative B002)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 18 DAYS AFTER AWARD - 0090 $66,127.50
	The unit price for HYEX PLL is $3673.75
	(End of narrative F001)
0002AC	HYEX -ASL	4	LO		$149,324.00
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: AUTHORIZED STOCKAGE LIST PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	FOB Origin
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 4 DAYS AFTER AWARD - 0220 $149,324.00
	The unit price for HYEX ASL is $37,331.00
	(End of narrative F001)
0003	SECURITY CLASS: Unclassified
0003AA	H100 - CPK	7	EA		$407,361.85
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: CREW PROTECTION KIT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	FOB Origin
	Part Number DTA184075
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 7 DAYS AFTER AWARD - 0105 $407,361.85
	The unit price for H100C-CPK is $58,194.55
	(End of narrative F001)
0003AB	H100C - PLL	7	LO		$27,767.74
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PRESCRIBED LOAD LIST PRON: P176F2622T PRON AMD: 01

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ACRN: AA AMS CD: 51108992013
	Prescribed Load List (PLL) packages to be overpacked with Crew Protection Kit (CPK)
	(End of narrative B001)
	FOB Origin
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 7 DAYS AFTER AWARD - 0105 $27,767.74
	The unit price for H100C-PLL is $3,966.82
	(End of narrative F001)
0003AC	H100C-ASL	2	LO		$56,360.440

CLIN CONTRACT TYPE: Firm-Fixed Price

NOUN:  AUTHORIZED STOCKAGE LIST

PRON.  P176F2622T   PRON AMD: 01

ACRN:  AA

AMS CD 51108992013

FOB Origin

(End of narrative B001)

Inspection and Acceptance

INSPECTION:  Origin

ACCEPTANCE:  Origin

Deliveries or Performance

DEL REL CD  001

QUANTITY  2

DAYS AFTER AWARD  0120

$56,360.44

The unit price for H100C-ASL is $28,180.22

(End of narrative F001)

0004	SECURITY CLASS: Unclassified
0004AA	ATLAS - CPK	6	EA		$329,421.06
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: CREW PROTECTION KIT PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	FOB Origin
	Part Number DTA183586
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 6 DAYS AFTER AWARD - 0105 $329,421.06

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	The unit price for ATLAS-CPK is $54,903.51
	(End of narrative F001)
0004AB	ATLAS - PLL	6	LO		$14,455.56
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PRESCRIBED LOAD LIST PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Prescribed Load List (PLL) packages to be overpacked with Crew Protection Kit (CPK)
	(End of narrative B001)
	FOB Origin
	(End of narrative B002)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 6 DAYS AFTER AWARD - 0105 $14,455.56
	The unit price for ATLAS-PLL is $2,409.26
	(End of narrative F001)
0004AC	ATLAS - ASL	2	LO		$144,744.94
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: AUTHORIZED STOCKAGE LIST PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	FOB Origin
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DEL REL CD - 001 QUANTITY - 2 DAYS AFTER AWARD - 0120 $144,744.94
	The unit price for ATLAS-ASL is $72,372.47
	(End of narrative F001)
0005	TRAVEL				$10,864.80
	SECURITY CLASS: Unclassified
	CLIN CONTRACT TYPE: Cost Contract PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	All travel costs shall be IAW Joint Travel Regulations and are cost reimbursement only, no profit or fee.
	(End of narrative B001)
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DLVR SCR REL CD - 001 QUANTITY - 0 PREF COMPL DATE - UNDEFINITIZED $10,864.80
0006	DATA ITEMS
	SECURITY CLASS: Unclassified
A001	CONTRACT DATA REQUIREMENTS LIST	1	EA	$5,550.44000	$5,550.44
	NOUN: QUALITY CONTROL PLAN SECURITY CLASS: Unclassified

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	PRON: P1_6F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0010
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION
A002	CONTRACT DATA REQUIREMENTS LIST	1	EA	$4,415.12000	$4,415.12
	NOUN: PACKAGING DATA SECURITY CLASS: Unclassified PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0020
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION
A003	CONTRACT DATA REQUIREMENTS LIST	1	EA	$2,522.93000	$2,522.93
	NOUN: SPECIAL PACKAGING INSTRUCTION SECURITY CLASS: Unclassified PRON: P17_F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0010
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION
A004	CONTRACT DATA REQUIREMENTS LIST	1	EA	$1,639.90000	$1,639.90
	NOUN: MATERIAL SAFETY DATA SHEET SECURITY CLASS: Unclassified PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DAYS AFTER AWARD - 0010
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION
A005	CONTRACT DATA REQUIREMENTS LIST	1	EA	$504.59000	$504.59
	NOUN: TRIP REPORT SECURITY CLASS: Unclassified PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DEL DATE - AS REQUIRED
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION
A006	CONTRACT DATA REQUIREMENTS LIST	1	EA	$3,784.39000	$3,784.39
	NOUN: WEEKLY STATUS REPORT SECURITY CLASS: Unclassified PRON: P176F2622T PRON AMD: 01 ACRN: AA AMS CD: 51108992013
	Packaging and Marking
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance DOC REL CD - 001 MILSTRIP SUPPL ADDR - 000000 SIG CD MARK FOR TP CD - 3 DEL REL CD - 001 QUANTITY - 1 DEL DATE - AS REQUIRED
	FOB POINT: Destination
	SHIP TO: (Y00000) - SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1     Purpose and Scope

The contractor shall produce the HYEX, H100C, and ATLAS Crew Protection Kit (CPK).

C.2     Requirements

C.2.1 The Contractor shall produce the CPK’s using a government developed Level II drawing package supplied as GFI.

C.2.1.1 The contractor is required to have access to classified information. The contractor shall have established the appropriate facilities and management controls in place to send receive and store classified material up to the secret level. The contractor shall have assigned to this effort personnel who have valid security clearances to the secret level, in accordance with the attached DD254.

C.2.1.2 Government Furnished Material/Information, Labor or Facilities:

HYEX, H100C, and ATLAS CPK Level II Drawing Package

HYSE, H100C, and ATLAS CPK Packaging Drawing Package

HYEX, H100C, and ATLAS CPK installation instructions

Authorized Stockage List (ASL} of HYEX, H100C, and ATLAS CPK items

Prescribed Load List (PLL) of HYEX, H100C, and ATLAS CPK items

Spare Parts List (SPL) for the HYEX, H100C, and ATLAS CPK

HYEX, H100C, and ATLAS vehicles

TACOM-managed items list for NYEX, H100C, and ATLAS

C.2.1.2.1 The Government furnished drawing packages were developed using Pro E Wildfire 3.0 software. The contractor shall have the capability to access and utilize the information contained in the drawing packages.

C.2.1.3 The contractor shall produce high demand parts identified on the CPKs Prescribed Load List (PLL). The PLL items shall be overpacked with each CPK.

C.3 Production Effort

C.3.1 Hardware

C.3.1.1 The contractor shall report material lead time issues that may impact schedule to the Government immediately after they are discovered. The contractor will make recommendations for alternate approaches.

0.3.1.2 The contractor shall produce a first article CPK and use it for trial installation on non-armored HYEX, HIO0C, and ATLAS vehicles using installation instructions provided as GFI to verify production design and component hardware form, fit, and function. The Government will pay for transportation to and from the contractor facility. The first article trial installation shall occur:

45 days after contract award for the HYEX

60 days after contract award for the H100C

75 days after contract award for the ATLAS

The Government shall, at its option, attend the first article test (FAT).

C.3.1.2.1 The Contractor shall ensure the installed FAT CPK does not interfere with the vehicles operational capabilities.

C.3.1.3 The contractor shall produce:

18 HYEX kits delivered 30 days after FAT approval
7 H100C kits delivered 30 days after FAT approval
6 ATLAS kits delivered 30 days after FAT approval

The contractor shall produce the kits with PLL items. See Section F, Required Delivery Schedule, for delivery schedule of FAT CPK, production CPK and ASL delivery.

C.3.2 Kit Assembly

C.3.2.1 The kits shall be packaged per a government developed drawing package supplied as GFI. The contractor shall prepare and package a bill of material with each CPK. The contractor shall package government developed installation instructions with each CPK. The installation instructions shall be provided as GFI.

C3.2.2   The contractor shall provide for inside storage of kits until shipment is directed.  Kits will be stored at no additional cost to the Government for 60 days.  The Government shall take possession of the kits within 60 days.

C.4        Quality Assurance

C.4.1 Quality Planning: For the purpose of this Crew Protection Kit hardware acquisition the contractor shall develop and document a control plan that defines (CURL A001);

a.     inspections to be performed at the various stages of component production

b.     quality objectives to be obtained

c.     process charts that describe the process flow

d.     inspection and test activities specific to this effort

e.     criteria for product acceptance

f.      documented work instructions that detail specific tasks, this shall include but is not limited to:

a.     Specifications and standards that directly effect product quality

b.     Painting

c.     Welding

d.     Training

e.     Control of non-conforming product

f.      Unique Customer requirements

C.4.2 Final Inspection: The contractor is responsible for performing all inspections as specified in the control plan, reference C.4.1. The Crew Protection Kits shall be subjected to a complete final inspection by the contractor utilizing a contractor developed and Government approved Final Inspection Record (FIR). The Government may elect to witness and or participate in the contractors final inspection.

C.4.3 Deficiencies: All deficiencies disclosed during the final inspection and test shall be documented on the contractors deficiency sheet and included as part of the FIR prior to offering the vehicle for Government Acceptance. The contractor shall also provide failure analysis and the corrective action taken to eliminate the root cause of noted deficiencies.

C.5 Packaging Development

C.5.1 The contractor shall, for component items pertaining to the HYEX, H100C, and ATLAS, develop and provide the government LMI packaging data for all provisioned TACOM-managed items (i.e., P coded items other than PR or PR). The contractor shall provide new or corrected LMI-packaging data for any revision created by a Configuration change. With each data submission, the contractor shall include verification support data for each of the LMI-packaging data items, which shall provide the government a reasonable means to determine the adequacy of the contractor prepared packaging analysis and data submittal.

C.5.1.1 Excluded items are those items with packaging data already in the TACOM Packaging File PACQ, FEDLOG, FLIS, and those assigned a Contractor and Government Entity Code (CAGE) of: 1T416, 21450, 80204, 96906, 10060, 24617, 80205, 99227, 80244, 81343, 81348, 81349, 81352, and 88044. Also Excluded are items for: (1) not mission capable supply, (2) depot operational consumption, and (3} not-forstock supply.

C.5.1.2 Packaging/Logistics Data Entry. Contractor shall develop, maintain and update packaging data TAW CURL A002. LMI packaging data is required IAW MIL-PRF-49506 and will provide for the entry of information to the computer data base known as the TACOM Packaging Data File. The Packaging Data Entry shall be in an ASCII delimited text format using commas and delimiters.

0.5.1.3 At contractors request, the government can provide MS ACCESS application to contractor that provides data formatting and edit features for coding of packaging data products IAW MIL-STD-2073-1D.

C.5.2 Contractor shall develop Special Packaging Instructions (SPI) for only new P-coded managed items describing the packaging processes and materials IAW MIL-STD-2073-1D. Packaging processes and materials shall be described for cleaning, drying, preserving, unit, intermediate (as applicable), and exterior packing, marking, and unitizations. Figures and narrative data shall be developed to describe the form, fit, and function of packaging in sufficient detail for reproduction. The SPI shall provide required narrative instruction or figures, plus measures for prevention of corrosion and deterioration, also include first in last out loading procedures and applicable blocking and bracing procedures. The contractor shall submit SPI IAW CDRL A003.

C.5.2.1 Validation Testing of Preservation Processing and Packaging. The contractor shall validate packaging for each SPI IAW appendix F of MIL-STD-2073-1D and CURL A003. The test report shall he provided concurrently with the SPI submittal, and shall include photographic records of package and testing.

C.5.3 A Contractor shall provide a Material Safety Data Sheet {MSDS, for each hazardous material item IAW. CURL A004. Packaging and Marking for hazardous material shall be IAW MIL-STD-2073-1D Standard Practice for Military Packaging, Appendix J, Table J. Ia Specialized Preservation Code HM and the Joint Service Regulation AFMAN24-204/TM38-250 for Military Air Shipment.

C.5.4 Any Engineering Change Proposal (ECP) that impacts the kit configuration packaging shall be provided by the contractor. The ECP shall be complete and shall include packaging impact statement and assessments for items requiring special handling, storage or condemnation, HAZMAT, shelf life, and transportability problem items. The Contractor shall deliver the packaging impact statement IAW ECP contractual requirements.

C.6 Spare Parts Support

C.6.1 The contractor shall produce and package repair and spare parts using a government developed ASL. The ASL and packaging requirements shall be provided as GFI.

C.6.2 The contractor shall receive and process replacement parts orders, and shall ship replacement parts at Government direction.

C.7. Travel: Travel may be required to support this contract. The contractor will be responsible for travel to or from the following locations: TACOM, Warren, MI, XMCO, Warren, MI. Travel is authorized to visit various vendors for production meetings and production qualification. Any travel in this regard will be pre-approved by the COR or Contracting Officer or his/her designated representative. Travel is COST ONLY. The contractor shall provide a written certification, prior to travel, that sufficient funds are available on the travel CLIN to complete travel. All travel costs shall be in accordance with Joint Travel Regulations (JTR) and are cost reimbursement only (no profit or fee). A trip report after travel is required and must be submitted to the COR within five (5) days after completion of travel. The trip report shall be prepared in the contractors format (CDRL A005).

C.8 Program Reviews/Documentation: The Contractor shall provide a weekly status report (CDRL A006, DI-MGMT-80368) in narrative format of all significant issues/activities and any problems that occurred. The contractor shall conduct a verbal weekly review of all such efforts with the COR, Contracting Officer, and other PM CE/MHE managers through VTC or teleconference.

C.9 Contracting Officers Representative: The COR is an individual designated in accordance with DFARS 201.60202 and is authorized in writing by the contracting officer to perform specific technical functions. The contracting officer has designated Mr. Wayne Kraenz/ein 586- 574-8021 wayne.kraenzleinaus.army.mil” as the contracting officer’s representative for this contract. The Contactor will receive a copy of the written designation after task order award that will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quantity, delivery or any other term or condition of this contract.

*** END OF NARRATIVE C0001 ***

	Regulatory Cite	Title	Date
C-1	52.211-4072	TECHNICAL DATA PACKAGE INFORMATION	JAN/2005

The following “X”d item applies to this solicitation:

☒ There is no Technical Data Package (TDP) included with this solicitation. See Section C.2.1.2 of the Solicitation.

☐ The TDP for this solicitation is on a CD ROM and must be ordered. Ordering instructions can be obtained at Uniform Resource locator (URL): http://contracting.tacom.army.mil/bidreq.htm

☐ This solicitation contains one, or, more Web located TDPs. If multiple Contract Line Item Numbers (CLINs) are listed, each one will have its own URL just under the COIN listing. The URL will take you to that CLIN’s Web located TOP. To access the TDP, you will have to copy or type the link’s URL into your web browser address bar at the top of the screen.

Note: To copy a link from a .pdf file, click on the “Text Select Tool,” then highlight the URL, copy and paste it into your browser, and hit the enter key.

CLIN: n/a

TDP Link (URL): n/a

[End of Clause]

SECTION E - INSPECTION AND ACCEPTANCE

E.1 Quality Assurance

E.1.1 Quality Policy: The contractor shall have a documented quality program that as a minimum meets the requirements of ISO 9001-2000 or equivalent. All work to be performed within the scope of this SOW shall be conducted by qualified personnel in accordance with his approved Quality Control Plan (QCP).

E.1.1.1 Program Analysis: The contractor shall conduct internal audits at planned intervals to determine conformance to the documented quality program plan. In addition,

The Government reserves the right to conduct inventory and product and process audits of the contractors quality system to ensure it is effectively implemented and maintained.

E.1.2 Quality Records: The contractor shall establish and maintain records that are legible and identifiable to the Crew Protection Kit hardware acquisition. Such records shall be filed and indexed in a logical fashion that will allow for easy and timely retrieval. QA records may include but not limited to;

•                  Quality work plans and revisions

•                  Analysis recordsG

•                  Review documentation

•                  Final deliverable reports

•                  Qualification and training

•                  Software records

•                  Inspection documentation

•                  Results of internal audits

All records of inspection, examinations, certifications, tests, supplier audits, and purchase orders shall be retained by the contractor for a period of 5 years after contract close out. These records shall be made available to the Government upon request. In addition, where product or process deficiencies have occurred, the contractors records shall provide documentation that fully describes the root cause of deficiencies and corrective actions taken.

E.1.3 Identification and Resolution of Conditions Adverse to Quality: A condition adverse to quality shall be identified when a requirement of the control plan or government developed Level II drawing package and performance criteria is not met or when workmanship is considered suspect. Such conditions shall be documented and reported in accordance to the contractors approved deficiency reporting system. The contractors Lead Quality Assurance representative shall determine if the adverse condition is significant enough to initiate a stop work order. If a stop work order is initiated the Lead QA representative will notify the contractors Project Leader and appropriate Government Quality Assurance Representative. A significant condition is one that if left uncorrected could have a serious effect on mission capability or public safety. For all conditions that are adverse to quality, including significant conditions, the contractors Project Leader shall ensure that a team is assemble to perform an investigation to determine the extent and impact of the condition, take appropriate remedial action, determine root cause and take action to prevent recurrence of the condition. The contractors QA Lead shall notify the Government QA representative who shall either concur or non-concur with the proposed short term and long term corrective action. Corrective actions shall be closed in a timely manner, not to exceed 30 days and verified by the designated Government QA representative.

E.1.4 Welding. The contractor and or supplier may utilize their current documented welding program. As a minimum the contractor and or supplier must provide, the name of the welding process to be utilized, the quality requirements used for managing all aspects of the welding process, a clear definition of the weld inspection criteria, including depth of inspections and all other documentation pertinent for controlling the welding program. The contractor shall also identify the guide lines utilized for qualifying welding processes and personnel. The contractor shall submit this information for Government review and approval prior to performing welding operations on armor components.

E.1.4.1 Welding Inspection: For the purpose of this SOW, weld quality and workmanship shall be verified by qualified personnel trained to perform weld inspections. Acceptable training may be based:

\’b7         on current or previous certification as an AWS Certified Welding Inspector,

\’b7         current or previous qualification by the Canadian Welding Bureau (CWB),

\’b7         An Engineer or technician who has formal training or experience in, metals fabrication, inspection and testing, and is competent in the use of weld inspection techniques/equipment.

E.1.4.2 Weld Acceptance: Visual inspection and acceptance for non-ballistic applications shall be performed in accordance to the following weld Codes:

\’b7         AWS D1.1 Structural Welding Code, Steel

\’b7         AWS D1.2 Structural Welding Code, Aluminum

E.1.4.3 The contractor shall assure all paint inspections are documented and comply with the Quality Assurance Requirements in section 4 of MIL-C-53072.

*** END OF NARRATIVE E0001 ..***

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES - FIXED PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPPLIES	APR/1984
E-3	52.209-4000 (TACOM)	NOTICE REGARDING FIRST ARTICLE TEST SAMPLE	MAR/2000

(a)        The approved first article items, as described elsewhere in this contract, consist of a quantity of 0 that will be consumed or destroyed in testing. Any items consumed or destroyed in testing shall not be delivered as part of the contractually required quantity as set forth in the schedule. The cost of any items that are consumed or destroyed shall be included in the overall offer or contract price. A quantity of 1 that successfully passes all specified tests, less the destructive tests, if any, SHALL serve as a manufacturing standard for the remainder of the contract.

(b)        A manufacturing standard is an item, which conforms to all technical performance requirements. A manufacturing standard will serve as 1) an aid in identifying configuration changes not controlled by the contractual design. 2) as an aid in identifying any process changes, or 3) as the approved workmanship sample, when required, unless alternate samples are submitted for specific characteristics by the Contractor and approved by the Government.

(c)        The manufacturing standard will only be used to supplement contractual acceptance/rejection criteria for those process characteristics that require approved workmanship samples. For other characteristics, if configuration or process changes are identified in production units, the contractor will notify the contracting officer for disposition. Manufacturing items that serve as a manufacturing standard may be delivered as part of the contractual quantity with the last shipment made under this contract provided it meets all contractual requirements existing at time of delivery.

[End of Clause]

	Regulatory Cite	Title	Date
E-4	52.242-4013 (TACOM)	BALLISTIC TESTING	NOV/2005

(a) In addition to inspection requirements set forth in applicable drawings and/or specifications, the specification(s) indicated below shall apply to this contract:

V50 Ballistic Testing, Document NATO AEP-55 Vol 1 ED 1. This document is the procedure for evaluating the protection level, which is the only ballistic test to be performed.

(b) The above specifications require Ballistic Testing unless specifically waived by drawing or other contractual document. Prior to production and during production, if required by specification, the quantity of test samples required by any of the above specifications shall be accompanied by test data required by individual specification. The test data shall include:

(1)         Declared chemical analysis and chemical analysis results representing material for test (if required by specification).

(2)         Mechanical Properties Test Results if required by specification).

(3)         Charpy Impact Test results representing material for test (if required by specification).

(4)         Brinnel or Rockwell hardness test results representing material for test (if hardness values are required by specification).

(5)         Radiographic Inspection Record to include data required by ASTM E1742, including marking and acceptance requirement. (If Radiographic Inspection is required by the specification.)

(6)         Stress Corrosion Resistance Test results required by paragraph 3.4 of MIL-DTL-46063 and paragraph 3.5 of MIL-DTI-46027 (if required by the contract or specification).

(c) In addition to the requirements in paragraph (b), test plates related to qualification of weld procedure or weld repair procedure shall be accompanied by data to include information required by format of specification and shall also identify position of welding. (If Ballistic Qualification of Weld Procedure is required by specification). Unless otherwise specified by the applicable drawing/specification, or contractual clause, a minimum of one ballistic test specimen shall be prepared for each material thickness, joint design, configuration and weld procedure.

(d) Items to be tested shall be marked to include all marking requirements of the individual specification. Further, Identify P/N(s) which the test item represents.

(e) The Contractor may use its own form to supply required data specified in paragraphs (b) and (c) above.  The data shall accompany test samples and shall be forwarded to:

Commander USA ATC

Bldg 358 (ext 3-4938)

ATTN: CSTE-DTC-AT-SL-V

(D, Gessleman)

400 Colleran Rd.

APG, MD 21005-5059

IMPORTANT: Contractor must obtain approval from PCO prior to shipping test samples to APG. ALSO, the contractor shall clearly mark the Developmental Test Command Project Number on the outside of the shipping container.

*The Developmental Test Command Project Number will be provided by the PCO after the supplier notifies the PCO of the approximate shipping date of the ballistic test samples.

(f)          One copy of the required data (see paragraph (e)), not to include test samples, shall be forwarded to the U.S. Army Tank- automotive and Armaments Command, ATTN: AMSRD-TAR-D/CE, Warren, MI 48397-5000, Data shall be verified for accuracy by Government Representatives (QAR) at the Contractor’s facility.

(g)         In order for the Procuring Activity to obtain ballistic test funds in a timely manner, the contractor shall adhere to the following: At least 60 days prior to shipment of ballistic test samples, the Contractor shall furnish written notification to the U.S. Army Tank-automotive and Armaments Command, ATTN: AMSRD-TAR-D/CE, Warren, Michigan 48397-5000, with a copy furnished to the Administrative Contracting Officer advising of the approximate shipment date. This information shall include:

(1)     Prime Contractor:

(2)     Prime Contract Number:

(3)     Material Specification:

(4)     Number of Test Samples:

(5)     Heat Numbers:

(6)     Sample Weight:

(7)     Sample Dimensions:

(8)     Steel/Aluminum/Composite Manufacturer

(9)     Part Number

[End of Clause]

E-5	AI 52.8	MANDATORY SHIPPING DIRECTIONS	NOV/2007

GRD Logistics:

GRD Logistics is required to track reconstruction equipment, materials and goods imported into Iraq under the Re-building Iraq effort. Recontruction equipment is purchased by the US Government (usually by MNSTC-I, or GRD), and is designed to help rebuild the country of Iraq. The GRD Logistics tracking and inherent accountability process as assuring equipment materials and goods are able to cross Iraqi borders and move to final destination with minimal delay and at reduced risk. In order to accomplish this mission, maximum cooperation is necessary. Prompt notification and compliance with our information requirements will assist in providing advance notice to the point of entry of all inbound shipments. This process affords coordination in the movement of all convoys which will enable improved monitoring and de-conflicted convoy schedule. Prompt notification also improves security coordination through the operations center. Please ensure you complete the following steps:

Step One:

Identify who the cargo is purchased for. If the cargo supports Coalition Forces, it must be processed through the Military Transportation System (MTS). If the cargo is purchased for the explicit purpose of re-building Iraq (i.e. MNSTC-I/GRD contracts), proceed with the following steps:Upon contract award the contractor will provide the necessary logistical information required by ORD Logistics. This information can be obtained and updated as necessary by going to the GRD website: (https://www.rebuilding-iraq.net/portal/page?_pageid=95,1&_dad,=portal&_schema=PORTAL ) and selecting the Logistics tab. Immediately contact the Logistics Movement Coordination Center (LMCC) Watch Officer directly at the following e-mail address: pcolmcc@pco-iraq.net if there are any problems with this process. The contractor will find three forms listed and available under the logistics heading (Logistics Information Requirements Form, Reconstruction Levy Exemption and Form, Cargo Placards). Those forms should be individually  completed and, with the exception of the cargo placard, sent electronically to the LMCC e-mail address listed above. But the Placards are still required and need to be accomplished quickly.

The Airway Bill and Levy Exemption Form must also be correlated and sent to the below contacts as soon as possible to prevent pick-up and delivery stoppage once the cargo arrives Iraq.

mwheatleyaskylinkarabia.com	Operations Manager
fkleyn@skyIinkarabia.com	Cargo Manager
spatelOskylinkarabia.com	Logistics manager

logistics@skylinkarabia.com

The contact number is +964 7901 926 284.

The Logistics Information Requirements Form will be the first form submitted. The Logistics Information Requirements Form should be completed upon award of contract and updated as necessary. All updates and changes to this form should be sent to the same e-mail address as the original form. Additional contact information is available on the GRD website. Remember: Always reference the contract number.

Step Two:

CPA 1-47 CUSTOMS LEVY EXEMPTION AND SHIPMENT REQUIREMENTS FOR RECONSTRUCTION PROJECTS UNDER PROJECT AND CONTRACTING OFFICE (PC0) Effective 15 April 2004 Tariff Regulations pursuant to CPA Orders #54, as amended by Order #70 (Orders #54 and #70 are posted on the website), require commercial importations into Iraq to pay a 5 levy except for food, books, medicine, medical equipment, clothes and oil. Additional exemptions include NGOs, International Organizations, Reconstruction Projects under GRD, and single exempt donations. Items shipped under this contract are exempt from this Levy provided a completed Reconstruction Levy Exemption Form is attached and included with each invoice and packing slip.

In order to qualify for the exemption, the contractor is required to fill cut the Reconstruction Levy Exemption Form and attach the duty free form to each shipment of goods crossing the border into Iraq under this contract. For customs verification, the contractor must submit one copy of the completed duty free form and a copy of the first page of the primary contract to the contracting officer and the GRD Logistics Office at pcocustoms@pco-iraq.net prior to shipment. Customs will send back a stamped copy that must accompany the cargo. It is the contractors responsibility to include the stamped and approved Reconstruction Levy Exemption Form with each shipment in order to prevent customs delays. The contractor will indicate the estimated time of arrival for the cargo to the point of entry.

Step Three:

Items acquired for Iraqi Reconstruction and as per the Packing and Marking Instructions of this contract shall be packaged and marked accordingly. Cargo Placards are available from the website at: https://www.rebuilding-iraq.net/portal/page?_pageid=95,1&_dad=portal&_schema=PORTAL under the logistics tab located at the top of the page. A memorandum is posted that explains how to complete the placards. There are three placards that need to be utilized when shipping cargo into Iraq. The first placard is for shipments arriving into Baghdad International Airport (BIAP). The second is for shipments arriving into the Port of Umm Qasr. The third placard is for shipments arriving into Abu Ghraih Warehouse via ground transportation. Using these placards will ensure they are properly identified as GRD shipments and will reduce risk of loss or pilferage. Each shipment must have a cargo placard affixed to all sides of each container, pallet, or package.

Step Four:

Contractor will pre-fill AD 250 along with invoice and send either with the shipment or next day aired to Skylink Arabia to ensure paperwork arrives with or before the cargo arrival to prevent movement delays.

Shipping Checklist

1.	☐	Logistics Information Requirements Form
	☐	Identify who the cargo is purchased for
	☐	Visited the Web site for 3 Forms: Logistics Information Requirements Form, Reconstruction Levy Exemption and Form, CargoC Placards
	☐	Forms submitted to LMCC
2.	☐	Reconstruction Levy Exemption
	☐	to qualify for the exemption, the contractor is required to fill out the Reconstruction Levy Exemption Form and attach the duty free form to each shipment
	☐	Submit one copy of the completed duty free form and a copy of the first page of the primary contract to the contracting officer and the GRD Logistics Office
	☐	Is a stamped and approved Reconstruction Levy Exemption Form with each Shipment

3	☐	Cargo Placards
	☐	Visit website for cargo placards
	☐	Ensure all 3 types of placards are utilized
	☐	Does each shipment must have a cargo placard affixed to all sides of each container, pallet, or package

4	☐	Pre-fill DO 250 add to invoice and send with or ahead of shipment

It is the contractors responsibility to provide all the requested information mentioned above including the use of the identified cargo placards in sufficient time to allow for required delivery. Failure to comply with these instructions may result in a delay of the goods and materials being shipped from arriving at their final destination. Delays resulting from failure to follow the above steps may be assigned as the contractors responsibility.

[End of clause]

E-6	52.209-4012 (TACOM)	NOTICE REGARDING FIRST ARTICLE	APR/2000

(a)   Notwithstanding the provisions for waiver of first article, an additional first article sample (or portion thereof) may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of one year, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply.

(b)   When any of the conditions above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample (or portion thereof), and instructions can be provided concerning the submission, inspection, and notification of results.

(c)   Costs of any additional testing and inspection resulting from conditions specified above shall be borne by the Contractor, unless the change was directed by the Government. Further, any production delays caused by additional testing and inspection will not be the basis for an excusable delay as defined in the default clause of this contract. Such delays shall not form the basis for adjustment in contract price or delivery schedule.

[End of Clause]

E-7	52.209-4111 (TACOM)	FIT TEST	APR/2006

1. A fit test of the item shall be performed by the contractor using an appropriate vehicle or Government approved buck. The contractor shall be responsible for locating and using a vehicle to perform the fit test, if available within a 250 mile radius of the facility where the contract quantity is being manufactured.\- The contractor may also use a Government-approved buck to perform the fit test at the manufacturing facility.\- The item shall be installed on the vehicle or approved buck to demonstrate/verify proper fit, form, and function.\- This fit test is a separate requirement imposed, in addition to examinations and/or tests specified by the drawings, specifications, Supplementary Quality Assurance Requirements, (SQAP’s) or Quality Assurance Requirement’s (OAR’s) for this contract.\- At least 20 calendar days before the scheduled fit test, the contractor shall notify the Administrating Contracting Officer, in writing, of the time and location of the test so that the Government may witness the test.), A written approval issued by the ACO’s Quality Assurance Representative (OAR) shall serve as the Government’s approval of the fit test.

2.\-\- In the event that:

(a)                        a vehicle is not available within the specified 250 mile radius, AND

(b)                       instructions/drawings for manufacture of the buck are NOT included in the Technical Data Package cited in the contract,

the testing shall be performed by the Government.\- When Government testing is applicable, the Government shall designate where the test item shall be delivered.\-

3.\-\- The approved test item shall serve as the manufacturing standard.\- It shall be delivered as part of the contractual quantity with the last scheduled shipment as provided in Section F of the contract.\- In the event the item fails the fit test, the contractor shall make all necessary adjustments/alterations and repeat the test and approval procedure (or deliver the corrected item to the Government for testing in accordance with Paragraph 2 above), at their own expense.\- The Government shall have the right to refuse to inspect and/or accept any contract quantity items offered for acceptance prior to Government approval of the fit test.

[End of Clause]

E-8	52.211-4016 (TACOM)	ARC PAINT-PRETREATMENT REQUIREMENTS FERROUS, GALVANIZED AND (TACOM) ALUMINUM SURFACES	DEC/2005

(a)      Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, zinc phosphate system per TT-C-490. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT- C-490.

Corrosion resistance tests on steel substrates will be conducted on a monthly basis using two test coupons. This test frequency shall begin once the process has been found to be in statistical control.

Unless otherwise specified, MIL-P-51022 and -53030 primers on steel substrates shall be salt spray tested for 336 hours (ASTM B117). All electrocoat primers on steel substrates shall be tested for 1000 hours. Test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490 shall be available for review at the applicator’s facility.

The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment and painting that the procedure is available for review and approval, Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification.

Re-qualification of the process shall be required if the process is changed outside the limits defined in the TACOM letter of system approval provided to the application facility.

Note: Zinc phosphate systems for galvanized surfaces require different controls than those for steel. Hot dipped galvanized surfaces are highly prone to chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. The test coupons must duplicate the production painting process as closely as possible. If production is force cured, test coupons shall be cured in an identical manner.

(b)    Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. Test coupons with pretreatment and primer only shall be cured for seven days, and then scribed through the primer to the substrate. After 40 cycles of test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, both parallel and perpendicular to the scribe after removal from the test chamber for coupon evaluation. There shall be no more than 3 mm of corrosion, blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with none greater than 1 mm diameter. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.

(c)    Aluminum substrates require a chromate conversion coating per M/L-C-5541E (or alternate, see note below). If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity. After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than lmm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test (ASTM D3359, method b 6 cut pattern. minimum tape adhesion rating of 45 oz. per inch of width) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable.

For information purposes:

Note: The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700. Documented process controls shall be established which comply with the manufacturer’s technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.

(d)    The use of TT-C-490E Type III; Vinyl Wash Primer (DOD-P-15328) has hexavalent chromium content and high WC level. Bonderite 7400 is an approved, environmentally friendly alternative for wash primer. The application and control process shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer’s technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.

(e)    Acceptance of production painted parts is contingent upon the painted surface meeting the dry Mai thickness and cross hatch adhesion requirements. The CARC painted surface shall be free of any blisters, pores or coverage voids.

E-9	52.211-4029 (TACOM)	INTERCHANGEABILITY OF COMPONENTS	MAY/1994

(a) DESIGN CHANGES TO ITEMS NOT UNDER GOV’T DESIGN CONTROL. Once the Government accepts the first production test item, or accepts the first end item you deliver, (whichever comes first) you must not make design changes to any item or part that is not under Government design control.

(b) WHEN THE POLICY CAN BE WAIVED. The Procuring Contracting Officer (PCO) will consider waiving this policy at your request. If your request reaches the CO after the first production item test has been performed, then we may conduct another first production test at your expense.

(c) PRODUCTION OR DELIVERY DELAYS. Any production or delivery delays caused by this retesting will not be the basis for:

(1)   an “excusable delay” as defined in the DEFAULT clause of this contract.

(2)   be the basis for an increase in contract price or delivery schedule extension.

[End of clause]

E-10	52.211-4030 (TACOM)	BASIC APPLICATION AND TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES	DEC/2005

(a) Scope: The requirements contained herein apply whenever any CARC topcoats and primers as specified in MIL-DTL-53072 are cited in the contract.

(b) CARC Primers: Select Army Research Laboratories (ARL) approved powder coat primers can also be used as a replacement for liquid primers such as MIL-P-53022 and MIL-P-53030 primers. Any part that has rust, mill scale, or any other surface contamination must be cleaned prior to the application of any coating IAW TT-C-490.

(c) End-Item Inspection. After the complete paint finish has been applied and cured” (see note below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited.

At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall be the sum of the minimum and maximum thicknesses for individual elements of the paint finish as specified in MIL-DTL-53072. The specific number of test locations shall be agreed to by the Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

(1)    Directly adjacent to a weld.

(2)    On or directly adjacent to a machine cut or sheared edge.

(3)    On any mechanically formed surface when lubricants/drawing compounds were used.

(4)    On paint touch-up areas.

The precise location for each scribe tape shall be in an inconspicuous location that has been accepted by the Government quality assurance representative before the test is conducted.

Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required topcoat so that the tested area conforms to the requirements total DFT specified in MIL-DTL-53072.

*NOTE: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take 24 days. To accelerate the curing for purposes of product acceptance, the following procedure may be followed: Cure at 190 to 210 degrees Fahrenheit for three hours (this is time at temperature and is therefore material thickness dependent), followed by 7 days at 65 degrees F minimum.

(d) Test Methods:

(1)     The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall he calibrated in accordance with ISO 10012.

(2)     Scribe Tape Test. Shall be IAW ASTM D 3359 Method B, six (6) cut pattern.

(e) Acceptance Criteria:

(1) Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 95% of the surfaces shall meet the minimum and maximum, cumulative dry film thickness requirements. Failure of this test shall result in rejection of the production lot that it represents.

(2) Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment combination constitutes failure and the production lot is rejected. Removal of overspray does not constitute test failure.

(f) CHEMICAL AGENT RESISTANT COATING (CARC) ON WOOD COMPONENTS.

(1)     Wood shall be treated and painted IAW MIL-DTL-53072 section 3.3.4. After treatment, the wood shall provide a paintable surface as described by the paint-ability requirements of Spec TT-W-572, except that the wood species, treatment, and paint shall be the same as furnished for this contract.

(2)     After demonstrating that the paint adhesion requirements are met, and Government inspection/acceptance of this item has occurred, any subsequent flaking and peeling of paint from the wood shall not be considered a defect unless the Government establishes that the flaking and/or peeling of the paint was caused by defective workmanship in the application of the paint or the preparation of the painted surface.

[End of clause]

E-11	52.242-4008	ROUTING OF SPECIAL PROCESS APPROVALS	DEC/2005
(TACOM)

(a)   The Technical Data Package for this contract contains one or more of the following specifications:

MIL-DTL-l6232	Phosphate Coating, Heavy, Manganese or Zinc Base

TT-C-450	Chemical Conversion Coatings and Pretreatment for Ferrous Surfaces (Base for Organic Coatings)

MIL-W-12332	Welding Resistance, Spot: Weldable Aluminum Alloys

MIL-W-45210	Welding Resistance, Spot: Weldable Aluminum Alloys

*Drawing 12479550	Ground Combat Vehicle Welding Code - Steel

*Drawing 12472301	Ground Combat Vehicle Welding Code - Aluminum

* If these drawings are not available with your procurement package, you are referred to the TACOM Procurement Network for access to the documents at the following website address: http://contracting.tacom.army.mil/engr/gcv_weldingcodes.htm

(b)   The specifications listed in paragraph 1 may require you to get approval from the Government prior to production for one or more special processes involved in producing the item. The following shall apply, unless stated elsewhere in the contract:

(1)      You shall prepare the written procedures as the specification requires.

(2)      Procedures requiring Government approval shall be routed to the Administrative Contracting Officer (AC0) for review and approval. If the ACO is unable to perform a review, the ACO shall forward the procedure to the Procuring Contracting Officer (PCO) for assistance in the review and approval process. The correct address for the PCO is on the face page of this contract.

(3)       You shall cite Si) the contract number and (ii) the governing specification or standard on all procedures you submit for approval.

(4)      The DCMA will provide a copy of their approval/rejection notices to the PCO.

(5)      DCMA is required to qualify the processes of the major coating subcontractors used by the prime contractors.

[End of Clause]

E-12	52.246-4008	FINAL INSPECTION RECORD (FIR)	APR/2000
(TACOM)

(a)     The Contractor shall prepare a Final Inspection Record (FIR) in his/her own format for each vehicle under the contract. The FIR should be organized so as to be compatible with assemblies, installation, and end item performance and acceptance. The FIR shall contain all examinations and tests that are performed on a single unit during its manufacture and final inspection. The FIR shall list each vehicle characteristic or function to be inspected from the vehicle specification. As a minimum, the FIR shall have blocks for the contractor’s inspector’s initials indicating that each characteristic or function was inspected and either accepted or rejected, and another block for reinspection and acceptance of any rejected characteristic or function. Final review and acceptability shall be indicated by a signature block containing the full name and title of the company official rendering approval. The FIR shall be updated to reflect all engineering and/or manufacturing changes that impact the FIR, during the entire contract period.  The contractor shall submit the completed and certified copy of the FIR to the Government Inspector with each item inspected and offered for acceptance by the Government.

(b)   Deficiencies disclosed during inspection by the contractor shall be described in writing and included as part of the FIR.

(c)    If the contractor determines that the FIR is not appropriate for final inspection of the end item, for any reason, s/he must obtain written approval from the contracting officer prior to employing any other form for this purpose.

[End of Clause]

E-13	52.246-4019	VISUAL INSPECTION CRITERIA FOR WELDMENTS	DEC/2005
(TACOM)

(a)    Application: Ground Combat Vehicle Welding Code - Steel, Drawing Number 12479550. For this procurement, this weld code supercedes the following welding codes: MIL-STD 248, MIL-STD-2219, and ANSI/AWS D1.1.

(b)    Application: Ground Combat Vehicle Welding Code - Aluminum, Drawing Number 12472301. For this procurement, this weld code supercedes the following welding codes: MIL-STD-2219, DRAWING 12309000, and ANSI/AWS D1.2.

(c)    To access the following weld codes, please see the TACOM Procurement Network at http://contracting.tacom.army.mil/engr/gcv_weldingcodes.htm

Ground Combat Vehicle Welding Code Steel, Drawing 12479550

Ground Combat Vehicle Welding Code Aluminum, Drawing 12472301

[End of clause]

E-14	52.246-4028	INSPECTION AND ACCEPTANCE POINTS: ORIGIN	NOV/2005
(TACOM)

The Government’s inspection and acceptance of the supplies offered under this contract/purchase order shall take place at ORIGIN. Offeror must specify below the exact name, address, and CAGE of the facility where supplies to be furnished under this contract/purchase order will be available for inspection/acceptance.

INSPECTION POINT:	American Defense Systems, Inc.	31UG4
	(Name)	(CAGE)

230 Duffy Ave., Hicksville, NY 11801
(Address) (City) (State) (Zip)

ACCEPTANCE POINT:	American Defense Systems, Inc.	31004
	(Name)	(CAGE)

230 Duffy Ave,, Hicksville, NY 11801
(Address) (City) (State) (Zip)

[End of Clause]

SECTION F - DELIVERIES OR PERFORMANCE

F.1 Required Delivery Schedule

F.2 If required, the contractor shall provide the following to Aberdeen Proving Ground, Maryland according to the schedule below,

F.3 Trial Installation CPK (C.3.1.2), one CPK installed on vehicles:

45 days after contract award for the HYEX

60 days after contract award for the H100C

75 days after contract award for the ATLAS

F.4 Delivery Schedule for Production CPKs and ASL:

F.4.1 The contractor shall produce and deliver CPKs and PLLs:

18 HYEX kits delivered 30 days after FAT approval

7 H100C kits delivered 30 days after FAT approval

6 ATLAS kits delivered 15 days after FAT approval

F.4.2 The contractor shall deliver the first A5L spare part package two (2) weeks after production ends, and every two (2) weeks thereafter.

F.5 GFM shall be delivered in the following manner:

HYEX: 15 days after contract award H100C:

H100C: 30 days after contract award ATLAS:

ATLAS: 45 days after contract award

F.6 GFI shall be delivered no later than contract award.

*** END OF NARRATIVE F0001 ***

	Regulatory Cite	Title	Date

F-1	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-2	52.247-29	F.O.B. ORIGIN	FEB/2006
F-3	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CARE SHIPMENTS	APR/1984
F-4	52.247-59	P.O.B. ORIGIN–CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984
F-5	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT SMALL PACKAGE SHIPMENTS	JAN/1991
F-6	252.211-7003	ITEM IDENTIFICATION AND VALUATION - ALTERNATE I	APR/2005
F-7	52.247-60	GUARANTEED SHIPPING CHARACTERISTICS	DEC/1989

(a) The offeror is requested to complete subparagraph (a)(1) of this clause, for each part or component which is packed or packaged separately. This information will be used to determine transportation costs for evaluation purposes. If the offeror does not furnish sufficient data in subparagraph (a)(1) of this clause, to permit determination by the Government of the item shipping costs, evaluation will be based on the shipping characteristics submitted by the offeror whose offer produces the highest transportation costs or in the absence thereof, by the Contracting Officers best estimate of the actual transportation costs. If the item shipping costs, based on the actual shipping characteristics, exceed the item shipping costs used for evaluation purposes, the Contractor agrees that the contract price shall be reduced by an amount equal to the difference between the transportation costs actually incurred, and the costs which would have been incurred if the evaluated shipping characteristics had been accurate.

(1) To be completed by the offeror:

(i) Type of container: Wood Box X, Fiber Box       , Barrel       , Reel       , Drum       , Other (Specify)

(ii) Shipping configuration: Knocked-down       , Set-up       , Nested X, Other (specify)

(iii) Size of container:        (Length), X        (Width), X        (Height)  =     Cubic Ft; TBD

(iv) Number of items per container        each TBD

(v) Gross weight of container and contents        Lbs; TBD

(vi) Palletized/skidded  ☒ Yes  ☐ No;

(vii) Number of containers per pallet/skid       ; TBD

(viii) Weight of empty pallet bottom/skid and sides       Lbs; TBD

(ix) Size of pallet/skid and contents        Lbs Cube       ; TBD

(x) Number of containers or pallets/skids per railcar       * TBD

Size of railcar

Type of railcar

(xi) Number of containers or pallets/skids per trailer                    *TBD

Size of trailer        Ft

Type of trailer

* Number of complete units (contract line item) to be shipped in carriers equipment.

(2) To be completed by the Government after evaluation but before contract award:

(i) Rate used in evaluation       ;

(ii) Tender/Tariff       ;

(iii) Item                 .

(b) The quaranteed shipping characteristics requested in subparagraph (a)(1) of this clause do not establish actual transportation requirements, which are specified elsewhere in this solicitation. The guaranteed shipping characteristics will be used only for the purpose of evaluating offers and establishing any liability of the successful offeror for increased transportation costs resulting from actual shipping characteristics which differ from those used for evaluation in accordance with paragraph (a) of this clause.

[End of Clause]

F-8	52.242-4022	DELIVERY SCHEDULE	SEP/2006
(TACOM)

(a)   Offers that propose delivery that will not clearly fall within the applicable required delivery schedule specified below MAY BE CONSIDERED NONRESPONSIVE AND NOT ELIGIBLE FOR AWARD. If you believe that the delivery schedule or quantity is unrealistic, contact the buyer listed on the cover sheet of this solicitation at least 14 days prior to solicitation closing date.

(b)   DEFINITIONS:

(1)     DAYS means the number of days after the date of contract award when you must deliver the stated quantity (QTY) of supplies.

(2)     DELIVERY is defined as follows:

FOB Origin - Contractor is required to deliver its shipment as provided in FAR 52.247-29(a)(1)-(4) by the time specified in the individual contract; or

FOB Destination - Contractor is required to deliver its shipment as provided in FAR 52.247-34(a)(l)-(2) by the time specified in the individual contract. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the contract, to ensure that the item reaches its destination by the time reflected in the contract.

(C) The Government requires delivery to be made according to the following schedule:

(1) GOVERNMENT REQUIRED DELIVERY SCHEDULE WITH FIRST ARTICLE TEST (FAT)

ITEM NO.	QTY	WITHIN DAYS AFTER DATE OF CONTRACT AWARD
0002AA	18	90
0002AB	18	90
0002AC	4	120

0003AA	7	105
0003AB	7	105
0003AC	2	120

0004AA	6	105
0004AB	6	105
0004AC	2	120

(2) GOVERNMENT REQUIRED DELIVERY SCHEDULE IF THERE IS NO FIRST ARTICLE TEST (FAT), OR IF FAT IS WAIVED

ITEM NO.	QTY	WITHIN DAYS AFTER DATE OP CONTRACT AWARD
0002AA	18	45
0002AB	18	45
0002AC	4	30

0003AA	7	60
0003AB	7	60
0003AC	2	15

0004AA	6	60
0004AB	6	60
0004AC	2	15

(d) You can accelerate delivery after contract award at no additional cost to the government.

[End of Clause]

F-9	52.247-4005	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIERS EQUIPMENT	AUG/2003
(TACOM)

(a) Unless otherwise directed, shipment items under this contract in following order of priority:

(1)      Government/Commercial Bill(s) of Lading or US Postal Services;

(2)      Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

(3)      As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

(b) The Contractor will request:

(1)      Government Bills of Lading and

(2)      Routing and other instructions, including Defense Transportation Regulation (DTR), DOD Regulation 4500.9-R-Part 2 Cargo Movement, as to the methods of shipment to be followed by the Contractor, or

(c) The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

[End of Clause]

F-10	52.247-4010	TRANSPORTATION DATA FOR FOE ORIGIN OFFERS	FEB/1994
(TACOM)

(a)     Provide the following information for us to use in selecting the most favorable mode of shipment. Well also use this information in our evaluation of transportation costs.

Offeror represents that:

(1)   Facilities for shipping by rail

☐ are

☒ are not

available at the F.O.B. point(s) stated in this solicitation.

(2)   If rail facilities are not available at the F.O.B. point(s), the name and location of the nearest team track is:

(NAME)	(LOCATION)

(3)   Facilities for shipping by water

☐ are

☒ are not

available at the F.O.B. point(s) stated in this solicitation.

(4)   Facilities for shipping by motor

☒ are

☐ are not

available at the F.O.B. point(s) stated in this solicitation.

(5)     If there is a Contractor Reimbursable Loading Charge and you didn’t include it in the offered unit price in Section B, please indicate it below, per unit:

RAIL:                   /Unit         MOTOR:                   /Unit         WATER:                   /Unit

CAUTION: GIVE THE COST OF REIMBURSABLE LOADING CHARGE (NOT ALREADY IN THE OFFERED UNIT PRICE) ON A PER UNIT BASIS. THE UNIT OF MEASURE IS AS INDICATED ON THE SCHEDULE PAGE, SECTION B, UNDER THE UNIT COLUMN.

(b)     We will consider any charge listed above in the overall transportation evaluation of this solicitation. Unless you fill-in the above information for loading charges, we will consider all costs associated with loading to be included in the item price offered in Section B. These costs include: (i) loading, (ii) blocking, (iii) bracing, (iv) drayage, (v) switching, or (vi) any other service necessary to effect delivery F.O.B. carrier’s equipment you’ve indicated as available and we specify at time of shipment.

(c)     If rail facilities aren’t available at the designated F.O.B. point(s), rail won’t be used unless directed by the Administrative Contracting Officer (ACO). If the ACO tells you rail facilities will be used, we’ll adjust the contract price by adding the loading charge filled in above for transportation to the nearest rail facility.

(d)     IF YOU DO NOT FILL IN AN ADDITIONAL CHARGE FOR RAIL SHIPMENT ABOVE, YOU AGREE THAT THE CONTRACT PRICE ALREADY INCLUDES ALL CHARGES FOR SUCH SHIPMENTS. THEREFORE, SHIPMENT BY RAIL WILL NOT COST US ANY MORE.

[End of Clause]

F-11	52.247-4011	FOB POINT	SEP/1978
(TACOM)

Delivery on F.O.B. origin offers will be F.O.B. Carrier’s equipment, wharf, or freight station, at the Government’s option, at or near:

(1) Contractor’s Plant:	Hicksville	NY	11801	Nassau
	(City)	(State)	(ZIP)	(County)

(2) Subcontractor’s Plant:
	(City)	(State)	(ZIP)	(County)

[End of Clause]

F-12	52.247-4017 (TACOM)	DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENTS IN THE CLEAR	MAR/2006

Rail/	MILSTRIP
Motor	Address	Rail	Motor	Parcel Post
SPLC*	Code	Ship To:	Ship To:	Mail To:

206721/ 209405	W25G1U	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA 17070-5001

NOTE: All deliveries to New Cumberland MUST be scheduled at least 10 days prior to the delivery date. The carrier or contractor must call the New Cumberland DDSP customer service number, 800-307-8496 and provide the following’ information: contract number, item name, National Stock Number, total weight and cube, and vendor. All shipments to this MILSTRIP address code (W25G1U) are for mission stock and they will need to know that as well, but if you have instructions from the Contracting Officer to use MILSTRIP address code W25N14 instead, you must inform the appointment-taker that the delivery is for Consolidation and Containerization Point (CCP) stock.

875670/ 875675	W62G2T	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer Dist Depot San Joaquin PO Box 96001 Stockton, CA 952996-0130

471995/ 471196	W31G1Z	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot Anniston, AL 36201-5021

209741/ 209770	W25G1R	Transportation Officer Letterkenny Army Depot, Culbertson, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA 17201-4150

661136/ 661157	W45219	Transportation Officer Red River Army Depot, Defense, TX	Transportation Officer Red River Army Depot, Texarkana, TX	Transportation Officer Red River Army Depot Texarkana, TX 75507-5000

764538/ 764535	W67523	Transportation Office Tooele Army Depot, Warner, UT	Transportation Officer Tooele Army Depot, Tooele, UT	Transportation Officer Tooele Army Depot Tooele, UT 84074-5003

***SPLC indicates Standard Point Locator Code.

NOTE: The following is applicable only when so specified in an individual order or delivery increment:

This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS) requisitions. Shipment shall be made, as specified, to one or more of:

New Cumberland Army Depot

Red River Army Depot

Sharpe Army Depot

prior to shipments to any other depots as may be designated. When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations.

Name of Offeror or Contractor:  American Defense Systems, Inc.

Section G - Contract Administration Data

0001AA	P176F2622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$19,081.47
	51108992013
	A17P50131CMC
0001AB	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$19,081.47
	51108992013
	A17P50131CMC
0001AC	P17672622T	AA	1	21	72035000071C1C091551108931E1	S20113	7ZCC39	W56HZV	$19,081.47
	51108992013
	A17P50131CMC
0002AA	P17672622T	AA	1	21	72025000071C1C09151108931E1	S20113	7ZCC39	W56HZV	$936,305.46
	51108992013
	A17P50131CMC
0002AB	P17672622T	AA	1	21	72035000071C1CORP51108931E1	S20113	7ZCC39	W56HZV	$66,127.50
	51108992013
	A17P50131CMC
0002AC	P17672622T	AA	1	21	72035000071C1C09P51108933E1	S20123	7ZCC39	W56HZV	$149,324.00
	51108992013
	A17P50131CMC
0003AA	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$407,361.85
	51108992013
	A17P50131CMC
0003AB	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$27,767.74
	51108992013
	A17P50131CMC
0003AC	P17672622T	AA	1	21	72035000071C1C09551108931E1	S20113	7ZCO39	W56HZV	$56,360.44
	51108992013
	A17P50131CMC
0004AA	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$329,421.06
	51108992013
	A17P50131CMC
0004AB	P17672622T	AA	1	21	72035000071C1C09P51208931E1	S20113	7ZCC39	W56HZV	$14,455.56
	51108992013
	A17P50131CMC
0004AC	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$144,744.94
	51108992013
	A17P50131CMC
0005	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$10,864.80
	51108992013
	A17P50131CMC
A001	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$5,550.44
	51108992013
	A17P50131CMC
A002	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$4,415.12
	51108992013
	A17P50131CMC
A003	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S20113	7ZCC39	W56HZV	$2,522.93
	51108992013
	A17P50131CMC
A004	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S29113	7ZCC39	W56HZV	$1,639.90
	51108992013
	A17P50131CMC
A005	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S29113	7ZCC39	W56HZV	$504.59
	51108992013
	A17P50131CMC
A006	P17672622T	AA	1	21	72035000071C1C09P51108931E1	S29113	7ZCC39	W56HZV	$3,784.39
	51108992013
	A17P50131CMC
								Total	$2,218,395.13

SERVICE NAME	Total by ACRN	Accounting Classification			Accounting Station	Obligated Amount
Army	AA	21	72035000071C1C09P51108931E1	S29113	W56HZV	$2,218,395.13

ACRN	EDI Accounting Classification
AA	21	070920350000	S20113	71C1C095110899201331E1	72CC39S20113	W56HZV

	Regulatory Cite	Title	Date
G-1	52.204-4011 (TACOM)	Payment Instructions for the Defense Finance and Accounting Service (DFAS)	Oct/2005

In accordance with DFARS PGI 204.7108, the contract shall be paid in accordance with DFARS PGI 204.7108(d) (S), line item specific by cancellation date.

[End of Clause]

H-2	52.246-4026 (TACOM)	LOCAL ADDRESSES FOR DD FORM 250 AND WAWF RECEIVING REPORTS	SEP/2006

(a)   All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive theme actions either via the Worldwide Web (WWI) or Electronic Data Interchange (EDI). Many provisions/clauses that appear “by referent”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b)   In order to be eligible to receive an award under this solicitation, the successful offeror meat be registered with the Department Of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide web (WWW) site: http://www.ccr.gov/. (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c)   Worldwide Web Distribution, The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awd-htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/dbi/DynCBD/award.cfm

Red River Army Depot: http://www.redriver.army.mil/contractingframes/RecentAwards.DPD.cfm

Anniston Army Depot: http://www.anadprocnet.army.mil/

(d)   Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions,

(1)   You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN). The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)   You must select a VAN from the official DOD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/dpap/ebiz/VANs.htm If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e)   Miles otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

(f)    Additional information can be obtained by sending a message to: DAMI_acqcenweb@conus.army.mil or by calling (586) 574-7059.

[End of Clause]

H-2	52.246-4026 (TACOM)	LOCAL ADDRESSES FOR DD FORM 250 AND WAWF RECEIVING REPORTS	SEP/2006

(a)   The Contractor may use either the Material Inspection and Receiving Report (DD 250) or Wide Area Workflow (WAWF) to process receiving reports for inspection, acceptance, and payment. Use only one method per contract; not both.

(b)   If you are using the Material Inspection and Receiving Report (DD 250), use one of the following methods to send each DO 250 pertaining to this contract to us:

(1)   Our first preference is for you to use electronic mail (e-mail), using the following e-mail address: DAMI-DD250@conus.army.mil

(2)   Our second preference is for you to use data facsimile (datafax) transmission, using this fax number: (586) 574-7788 and use “DD250 mailbox” in the “to;” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmission. That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract. These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F. The DD250 form may be found, in three different formats, on the World Wide Web at http://www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html

(c)  If you are using Wide Area Workflow (WAWP) instead of DD 250s, we may require copies of the WAWP Receiving Report, Bills of Lading, or other documentation to resolve delinquencies, payment issues, or other administrative issues. If this documentation is requested, use the same email address or fax number shown in paragraph (b) above to submit the information. No copies of the WAWP Receiving Report are required unless specifically requested by the PCO, buyer, or other appropriate government official.

[End of Clause]

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.202-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/2997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
I-9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	JUL/2006
I-11	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-12	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-13	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-14	$2.215-2	AUDIT AND RECORDS-NEGOTIATIONS	JUN/1999
I-15	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-16	52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-MODIFICATIONS	OCT/1997
I-17	52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS	OCT/1997
I-18	52.225-14	INTEGRITY OF UNIT PRICES - ALTERNATE I	OCT/1997
I-19	52.225-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-20	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRE) OTHER THAN PENSIONS	JUL/2D05
I-21	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-22	52,211-9	SMALL BUSINESS SUBCONTRACTING PLAN	SEP/2007
I-23	52.219-16	LIQUIDATED DAMAGES-SUBCONTRACTING PLAN	JAN/1999
I-24	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-25	52.222-19	CHILD LABOR—COOPERATION WITH AUTHORITIES AND REMEDIES	AUG/2007
I-26	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-27	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-28	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-29	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-30	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-31	52.222-50	COMBATING TRAFFICKING IN PERSONS	AUG/2007
I-32	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-33	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-34	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	FEB/2006
I-35	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-36	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-37	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL ADJUSTMENTS)	APR/2003

	Regulatory Cite	Title	Date
I-30	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-39	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	APR/2005
I-40	52.232-1	PAYMENTS	APR/1984
I-41	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-42	52.232-11	EXTRAS	APR/1964
I-43	52.232-17	INTEREST	JUN/1996
I-44	52.232-23	ASSIGNMENT OP CLAIMS - ALTERNATE I	APR/1984
I-45	52.232-25	PROMPT PAYMENT	OCT/2003
I-46	52.233-1	DISPUTES	JUL/2002
I-47	52.233-3	PROTEST AFTER AWARD	AUG/1496
I-48	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-49	52.242-13	BANKRUPTCY	JUL/1995
I-50	52.243-1	CHANGES—FIXED PRICE	AuG/2987
I-51	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-52	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	MAR/2007
I-53	52.246-23	LIMITATION OF LIABILITY	P85/1997
I-54	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-55	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006
I-56	52.248-1	VALUE ENGINEERING	FEB/2000
I-57	52.249-2	TERMINATION FOR CONVENIENCE OP THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-59	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-60	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1992
I-61	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC/2004
I-62	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1[9]91
I-63	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-64	252.204-7006	BILLING INSTRUCTIONS	OCT/2005
I-65	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-66	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OP A TERRORIST COUNTRY	DEC/2006
I-67	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-68	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/2007
I-69	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JUN/2005
I-70	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-71	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	MAY/2007
I-72	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JAN/2007
I-73	252.225-7015	RESTRICTION ON ACQUISITION OF HAND OR MEASURING TOOLS	JUN/2005
I-74	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	MAR/2006
I-75	252.225-7033	WAIVER OF UNITED KINGDOM LEVIES	APR/2003
I-76	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-77	252.227-7013	RIGHTS IN TECHNICAL DATA NONCOMMERCIAL ITEMS	NOV/1995
I-78	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-79	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995

	Regulatory Cite	Title	Date
I-80	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE	JUN/1995
I-81	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JON/1995
I-82	252.227-7027	DEFERRED ORDERING OP TECHNICAL DATA OR COMPUTER SOFTWARE	APR/2980
I-83	252.227-7030	TECHNICAL DATA-WITHHOLDING OF PAYMENT	MAR/2000
I-84	252.227-7(37	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-85	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-86	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-87	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/I991
I-88	252.243-7001	PRICING OP CONTRACT MODIFICATIONS	DEC/1991
I-89	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-90	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	JAN/2007
I-91	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	UAW/2008
I-92	252.246-7001	WARRANTY OF DATA	DEC/1991
I-93	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
I-94	52.209-3	FIRST ARTICLE APPROVAL — CONTRACTOR TESTING - ALTERNATES I AND II	JAN/1997

(a)  The Contractor shall test 3 unit(s) of Lot/Item Crew Protection Kite (CPRs)as specified in Section C.3.1.2 of this contract. At least 10 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b)  The Contractor shall submit the first article teat report within 45, 60 and 75 calendar days from the date of this contract as specified in Section C.3.1.2 to Gregory M. Dixon marked First Article Test Report: Contract No.                                 , Lot/Item No.                               .  Within 15 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval Shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c)  If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article taste. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d)  If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e)  Unless otherwise provided in the contract. and if the approved first article is not consumed ox destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f)   If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance date$ and/or the contract price, and any other contractual term affected by the delay.

(g)   Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

(1)   progress payments, or

(2)   termination settlements if the contract is terminated for the convenience of the Government, If first article teats reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(h)   The Government may waive the requirement for first article approval teat where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i)    The Contractor shall produce both the first article and the production quantity at the same facility.

[End of Clause]

I-95	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a)   The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or in certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)   The Contractor shall -

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, end remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c)   The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

[End of Clause]

1-96	52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REPRESENTATION	JUN/2007

(a)   Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b)   If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this Clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the Contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the Contract.

(3)   For long-term contracts

(i)    within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)   Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c)   The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAILS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/eizestandardatopics/

(d)   The small business size Standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e)   Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current statue. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or Update.

(f)    If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g)   If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed;

The Contractor represents that it (     ) is,  (    ) is not a small business concern under NAICS Code assigned to contract number                                   . (Contractor to sign and date and insert authorized signer’s name and title].

[End of clause]

I-97	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004

(a)   Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands. American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)   Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Beard shall not be included in notices pouted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to Collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National tabor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov

(c)   The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d)   In the event that the Contractor does not Comply with any of the requirements set forth in paragraphs (b), (c), or (g), the secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CPR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1)   Contractors and subcontractors that employ fewer than 15 persons;

(2)   Contractor establishments or construction work sites where no union has been formally recognized by the contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)   Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)   Contractor facilities where upon the written request of the contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy

Assistant Secretary finds that the Contractor has demonstrated that—

(i)    The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)   Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5)   Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)    The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.o/mo.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)   The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(0). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart E—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

[End of Clause]

1-98	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997

(a)   Hazardous material, as used in this clause, includes any material defined ae hazardous under the latest version of Federal Standard No. 113 (including revisions adopted during the term of the contract).

(b)   The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (If none, insert None)                                          Identification No.

(c)   This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d)   The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CPR 2910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e)   If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the contractor shall promptly notify the Contracting Officer and resubmit the data.

(f)    Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g)   Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h)   The Governments rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to —

(i)    Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii)   Obtain medical treatment for those affected by the material; and

(iii)  Have others use, duplicate, and disclose the data for the Government for these purposes.

(2)   To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h) (1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3)   The government is not precluded from using similar or identical data acquired from other sources.

[End of Clause]

1-99	52.223-12	OZONE-DEPLETING SUBSTANCES	MAY/2001

(a)   Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR Part 82 as—

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl. chloroform; or

(2) Class II including, but not limited to hydrochlorof/uorocarbons.

(b)   The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (C), and (d) and 40 CFR Part 82, Subpart E, as follows;

Warning

Contains (or manufactured with, if applicable) *                                         a substance(s) which harm(e) public health and environment by destroying ozone in the upper atmosphere.

*  The Contractor shall insert the name of the subotance(s).

[End of Clause]

I-100	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract’ incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm or https://webportal..saalt.army.mil/saalzp/procurement/afars.doc

(End of Clause)

I-101	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a)   The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 11 clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b)   The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

[End of Clause]

I-102	252.211-7005	SOBSTITUTteNS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	NOV/2005

(a)   Definition. DPI process, an used is this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b)   Offerors are encouraged to propose DPI processes in lieu of military or Federal specifications and Standards cited in the solicitation. A listing of sax processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2),

(c)   An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2) Identify each facility at which the offeror proposes to use the specific DPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3) Identify the contract line items, eubline items, components, or elements affected by the SPI process; and

(4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPX process.

(d) Absent a determination that an DPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

(e)   If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that en SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

(1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2) Must submit the information to the Contracting Officer at least 20 working days prior to the date specified for receipt of offers.

[End of clause]

I-103	252.223-7001	HAZARD WARNING LABELS	DEC/1991

(a)   Hazardous material, as used in this clause, is defined in the Hazardous Material identification and Material Safety Data Clause of this contract.

(b)   The Contractor Shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:

(1) Federal Insecticide, Fungicide and Rodenticide Acts

(2) Federal Food, Drug and Cosmetics Act;

(3) Consumer Product Safety Act;

(4) Federal Hazardous Substances Act; or

(5) Federal Alcohol Administration Act.

(c)   The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert None.)                                 ACT

(d)   The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

(e)   The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

[End of clause]

I-104	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	MAR/2005

(a)   All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the website;  https//contracting.tacom.army.mil/ebidnotice.htm

(b)   This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt, shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c)   In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

(d)   Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e)   Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract sward shall be transmitted electronically.

[End of Clause]

I-105	52.219-4070	PILOT MENTOR-PROTEGE PROGRAM	APR/2006

(a)   The Pilot Mentor-Protege Program does not apply to small business concerns.

(b)   Utilization of the Pilot Mentor-Protege Program (hereafter referred to as the Program) is encouraged. Under the Program, eligible companies approved as mentor firms enter into a mentor-protege agreement with eligible protege firms. The goal of the program is to provide appropriate developmental assistance to enhance the capabilities of the protege firm. The Mentor firm may be eligible for cost reimbursement or credit against their applicable subcontracting goals.

(c)   Mentor firms are encouraged to identify and select concerns that are defined as emerging small business concerns, small disadvantaged business, women-owned small business, RUBZone small business, service-disabled veteran-owned small business, veteran- owned small business or an eligible entity employing the severely disabled.

(d)   Pull details of the program are located at http://www.acq.osd.mil/sadbu/mentor protege/, http://sellingtoarmy.info/, DFARS Appendix I, and DFARS Subpart 219,71, “Pilot Mentor-Protege Program.”

(e)   For additional questions after reviewing the information provided, contact the Office of Small Business Programs serving your area.

[End of Clause]

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	A001 QUALITY CONTROL PLAN	30-OCT-2007	001	EMAIL
Exhibit B	A002 PACKAGING DATA	09-NOV-2007	001	EMAIL
Exhibit C	A003 SPECIAL PACKAGING INSTRUCTIONS (SPI)	09-NOV-2007	001	EMAIL
Exhibit D	A004 MATERIAL SAFETY DATA SHEET (MSDS)	09-N0V-2007	001	EMAIL
Exhibit E	A005 TRAVEL REPORT	30-OCT-2007	001	EMAIL
Exhibit F	A006 WEEKLY STATUS REPORT	09-NOV-2007	001	EMAIL

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

Public reporting burden for this co/10410n of Information Is estimated to average 110 hours par response, including the time for reviewing Instructions, searching existing data sources, gathering end Maintaining the data needed, and completing end reviewing the collection of Information. Sand comments regarding this burden estimate or any Other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Executive Services Directorate (0704-0188). Respondents should he are that notwithstanding any other provision of law, no parson shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP	TM	OTHER X

D. SYSTEM/ITEM HYEX, H100C, ATLAS CPKss		E. CONTRACT/PR NO.		F. CONTRACTOR ADSI

1. DATA ITEM NO A001	2. TITLE OF DATA ITEM QUALITY CONTROL PLAN			3. SUBTITLE

4. AUTHORITY (Date Acquisition Document No.)		5. CONTRACT REFERENCE C.4.1		6. REQUIRING OFFICE PM FORCE PROJECTION

7. DO 250 REQ N/A	9. DIST STATEMENT REQUIRED	10. FREQUENCY ONCE	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION a. ADDRESSEE	b. COPIES

8. APP CODE N/A		11. AS OF DATE SEE BLOCK 18	13. DATE OF SUBSEQUENT SUBMISSION NA		Draft	Final
						Reg	Repro

16. REMARKS				‘PCO	1		1
				COR	1		1
SUBMIT ELECTRONICALLY THIRTY (30) DAYS AFTER CONTRACT AWARD. PLAN SHALL BE IN CONTRACTOR FORMAT.				PM FP	1		1

				15. Total	3		3
G. PREPARED BY Michele Gregory.		H. DATE 30 October 2007	I. APPROVED BY	J. DATE

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Forn Approved OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Said comments regarding this burden estimate or any other aspect or tide collection of information, including suggestions for reducing this burden, to Department of Defense, Executive Services Directorate (0704018B). Respondents should be aware that notwithstanding any other provision of law, no parson shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP TM OTHER X

D. SYSTEM17TEA1 HYEK, H100C, ATLAS CPKs		E. CONTRACT/PR NO.		F. CONTRACTOR ADSI

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM PACKAGING DATA			3. SUBTITLE

4. AUTHORITY (Dale Acquiskian Document No) DI-ALSS-81529		5. CONTRACT REFERENCE C.5.1.2, ATTACHMENT PKG 1 & PKG 2		6. REQUIRING OFFICE AMSTA-LC-LEAP

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY MONTHLY	12. DATE OF MST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES

8. APP CODE N/A		11. AS OF DATE SEE BLOCK 16	13. DATE OP SUBSEQUENT SUBMISSION SEE BLOCK 16		Draft	Final
						Reg	Repro

16.  REMARKS
CONTRACTOR SHALL DELIVER PACKAGING LOGISTICAL DATA SUBMITTALS TAW DI-ALSS-81529 INCLUDING ATTACHMENT PKG1 AND ATTACHMENT PKG2, THE CONTRACTOR SHALL BEGIN PROVIDING DATA SUBMITTALS ELECTRONICALLY AS DELIMITED ASCII TEXT FILES COMPATIBLE WITH TACOM ELECTRONIC PACKAGING DATA SYSTEM (EPOS) 30 DAYS AFTER THE PROVISIONING CONFERENCE IS COMPLETE AND SUBSEQUENT SUBMITTALS DUE BY 25 OF EACH • MONTH UNTIL DATA IS COMPLETE (NO DATA, NO SUBMITTAL). GOVERNMENT TO REVIEW SUBMITTALS AND EITHER APPROVE OR DISAPPROVE DATA WITHIN 20 DAYS OF RECEIPT. CONTRACTOR TO RESPOND WITHIN 20 DAYS AFTER RECEIPT OF GOVERNMENT COMMENTS. REJECTED PACKAGING DATA SHALL BE REVISED BY THE CONTRACTOR WITHIN 5 DAYS UPON RECEIPT AND RESUBMITTED FOR  APPROVAL. DATA CAN BE E-MAILED TO ANTONIA.KYRIANGITNE5OUSARMY,MIL

				AMSTA-LC-LEAP	1	1

9 November 2007
G. PREPARED BY Michele Gregory.		H. DATE 9 November 2007	I. APPROVED BY	J. DATE

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of Information is estimated to average 110 hours par response, including the time for reviewing Instructions, searching existing data sources, gathering end Maintaining the data needed, and completing end reviewing the collection of Information. Sand comments regarding this burden estimate or any Other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Executive Services Directorate (0704-0188). Respondents should he are that notwithstanding any other provision of law, no parson shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP TM OTHER X

D. SYSTEM/ITEM HYEX, H100C, ATLAS CPKs			E. CONTRACT/PR NO.	F. CONTRACTOR ADSI

1. DATA ITEM NO A005	2. TITLE OF DATA ITEM TRAVEL REPORT			3. SUBTITLE

4. AUTHORITY (Date Acquisition Document No DI-MGMT-80004			5. CONTRACT REFERENCE C.7	6. REQUIRING OFFICE PM FORCE PROJECTION

7. DO 250 REQ N/A	9. DIST STATEMENT REQUIRED	10. FREQUENCY AS REQUIRED	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES

8. APP CODE N/A		11. AS OF DATE SEE BLOCK 16	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16		Draft	Final
						Reg	Repro

16. REMARKS				PCO	1		1
				COR	1		1
SUBMIT ELECTRONICALLY FIVE (5) DAYS AFTER THE CONTRACTOR TRAVELS. REPORTS SHALL BE IN CONTRACTOR FORMAT.				PM FP	1		1

				15. Total	1		1
G. PREPARED BY Michele Gregory.		H. DATE 30 October 2007	I. APPROVED BY	J. DATE

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of Information is estimated to average 110 hours par response, including the time for reviewing Instructions, searching existing data sources, gathering end Maintaining the data needed, and completing end reviewing the collection of Information. Sand comments regarding this burden estimate or any Other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Executive Services Directorate (0704-0188). Respondents should he are that notwithstanding any other provision of law, no parson shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP TM OTHER X OTHER X

D. SYSTEM/ITEM HYEX, H100C, ATLAS CPK		E. CONTRACT/PR NO.		F. CONTRACTOR ADSI

1. DATA ITEM NO. A003		2. TITLE OF DATA ITEM SPECIAL PACKAGING INSTRUCTIONS (SPI)		3. SUBTITLE

4. AUTHORITY (DIM Acquentfon Document No. DI-PACK-80121B		5. CONTRACT REFERENCE C.5.2 AND C.5.2.1		6. REQUIRING OFFICE AMSTA-LC-LEAP

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY MONTHLY	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION a. ADDRESSEE	b. COPIES

S. API* CODE N/A		11. AS OF DATE SEE BLOCK 16	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16		Draft	Final
						Reg	Repro

16. REMARKS				AMSTA-LC-LEAP	1	1

THE CONTRACTOR SHALL PROVIDE DATA SUBMITTALS ELECTRONICALLY AS DELIMITED ASCII TEXT FILES COMPATIBLE WITH TACOM ELECTRONIC PACKAGING DATA SYSTEM (EPDS) 30 DAYS AFTER THE PROVISIONING CONFERENCE IS COMPLETE AND SUBSEQUENT SUBMITTALS DUE BY 25 OF EACH MONTH UNTIL DATA IS COMPLETE (NO DATA, NO SUBMITTAL). GOVERNMENT TO REVIEW SPI SUBMITTALS AND EITHER APPROVE OR DISAPPROVE DATA WITHIN 20 DAYS OF RECEIPT.  CONTRACTORS TO RESPOND WINTIN 20 DAYS AFTER RECEIPT OF GOVERNMENT COMMENTS.  REJECTED SPI SHALL BE REVISED BY THE COTNRACTOR WITH 5 DAYS UPON RECEIPT AND RESUBMITTED FOR APPROVAL. E-MAIL THE SPI TO ANTONIA.KYLANGITSES@US.ARMY.MIL

				15. TOTAL	1	1
G. PREPARED BY Michelle Gregory	H. DATE r9 November 2007		I. APPROVED BY	J. DATE

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

Public reporting burden for this co/10410n of Information Is estimated to average 110 hours par response, including the time for reviewing Instructions, searching existing data sources, gathering end Maintaining the data needed, and completing end reviewing the collection of Information. Sand comments regarding this burden estimate or any Other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Executive Services Directorate (0704-0188). Respondents should he are that notwithstanding any other provision of law, no parson shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT A	C. CATEGORY TDP TM OTHER X

D. SYSTEM/ITEM HYEX, H100C, ATLAS CPKss		E. CONTRACT/PR NO.		F. CONTRACTOR ADSI

1. DATA ITEM NO A004		2. TITLE OF DATA ITEM MATERIAL SAFETY DATA SHEET (MSDS)		3. SUBTITLE

4. AUTHORITY (Date Acquisition Document No.) OSHA 1910.1200(G)		5. CONTRACT REFERENCE C.5.3		6. REQUIRING OFFICE AMSTA-LC-LEAP

7. DO 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY AS REQUIRED	12. DATE OF FIRST SUBMISSION SEE BLOCK 16	14. DISTRIBUTION a. ADDRESSEE	b. COPIES

8. APP CODE N/A		11. AS OF DATE SEE BLOCK 18	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16		Draft	Final
						Reg	Repro

16. REMARKS				AMSTA-LC-LEAP	1	1

CONTRACTOR SHALL PROVIDE A MSDS FOR EACH HAZARDOUS MATERIAL ITEM PROCURED UNDER THIS CONTRACT 30 DAYS AFTER THE PROVISIONING CONFERENCE IS COMPLETE. NEGATIVE CORRESPONDENCE IS ACCEPTABLE.

				15. Total	1	1
G. PREPARED BY Michelle Gregory.	H. DATE 9 November 2007		I. APPROVED BY	J. DATE